United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

ENLIGHTIFY INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A. No. 181, South Taibai Road,

Xi’an, Shaanxi province, PRC 710065

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ENFY	OTC Pink

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 8, 2026 (Beijing Time), Enlightify Inc. (“we”, the “Company”) held its FY2025 annual shareholders meeting (the “Meeting”). At the Meeting, the following proposals were submitted to a vote of the stockholders of the Company: (i) to elect seven directors to the Board of Directors of the Company (“Proposal No. 1”), (ii) to approve the Amendment of the Company’s 2023 Equity Incentive Plan (“Proposal No. 2”), (iii) to approve an issuance of shares of our Common Stock (“Proposal No. 3”), and (iv) to approve a reverse stock split of the Company’s Common Stock at a ratio between 1-for-5 and 1-for-20 (“Proposal No. 4”). Holders of 11,365,209 shares of common stock were present by proxy at the Meeting, or 72.1% of 15,769,434 shares, the total outstanding shares, representing a quorum of more than one-third of the shares outstanding and entitled to vote at the Meeting as of the record date.

Pursuant to Proposal No. 1, Messrs. Zhuoyu Li, Jian Huang, Xiaolai Li, Cui Song, Tianping Cai, Lianfu Liu, and Jinjun Lu were elected to serve as directors until the next annual shareholders meeting or until their successors are duly elected or appointed. 3,626,078 broker non-votes were counted. The results of Proposal No. 1 were as follows:

Director Nominee	For	Withheld
Zhuoyu Li	7,711,389	27,742
Jian Huang	7,711,389	27,742
Xiaolai Li	7,711,364	27,767
Cui Song	7,709,222	29,909
Tianping Cai	7,709,213	29,918
Lianfu Liu	7,711,364	27,767
Jinjun Lu	7,709,122	30,009

Pursuant to Proposal No. 2, the Amendment of the Company’s 2023 Equity Incentive Plan was approved. 3,626,078 broker Non-votes were counted. The results of Proposal No. 2 were as follows:

	For	Against	Abstain
To approve the Amendment of the Company’s 2023 Equity Incentive Plan	7,301,094	432,049	5,988

Pursuant to Proposal No. 3, the issuance of the Company’s common stock was approved. 3,626,078 broker Non-votes were counted. The results of Proposal No. 3 were as follows:

	For	Against	Abstain
To approve the issuance of common stocks	7,295,935	442,024	1,172

 Pursuant to Proposal No. 4, the reverse stock split at a ratio between 1-for-5 and 1-for-20 was approved. None broker Non-votes were counted. The results of Proposal No. 4 were as follows:

	For	Against	Abstain
To approve the reverse stock split at a ratio between 1-for-5 and 1-for-20	9,905,532	706,125	753,552

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLIGHTIFY INC.

By:	/s/ Zhuoyu Li
Name:	Zhuoyu Li,
Title:	Chairman of the Board of Directors, Chief Executive Officer, and President

Date:	January 9, 2026

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